UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Rebecca A. Paulzine, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1.	Report to Stockholders

Thrivent Investment Management®

Semiannual Report
June 30, 2012

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Dear Shareholder:

The six-month period ended June 30, 2012 was rewarding for investors despite growing evidence of a global economic slowdown. Domestic stock and bond markets ended the period with strong gains, and overseas stock markets also finished modestly higher.

A brief review of the economy

The U.S. economy grew at a moderate 1.9% annual rate during the first quarter of 2012, down from a 3.0% rate in the fourth quarter of 2011. Reduced government spending, accompanied by a deceleration in business investment, contributed to the slower pace. The long-running debt crisis in southern Europe and slower economic growth in China, an important global export market, also weighed on the U.S. economy, damping expectations for an acceleration in the second quarter.

With the economy growing slowly, the job market also shifted into low gear. After adding an average of 226,000 new jobs per month in the first quarter of 2012, the U.S. added an average of just 76,000 per month in the second quarter. That pace barely made a dent in the unemployment rate, which stood at 8.3% in January, then dipped as low as 8.1% by April, before climbing back to 8.2% in May and June. While the unemployment rate has been moving in the right direction since peaking at 10.2% in October 2009, it is still extraordinarily high three years into a recovery.

As might have been expected in a slowing economic environment, inflation moderated over the first half of the year. After averaging 3.2% last year, it fell to 1.7% for the 12-month period ended in May.

A brief review of the markets

The U.S. stock market rose strongly for the first three months of the year, and then gave up almost all of those gains over the next two amid concerns about the European debt crisis and slowing economic growth in Europe, China and the U.S. The market rebounded in June as energy prices moderated and policymakers announced some progress in addressing Europe’s debt woes.

For the six-month period, the Standard & Poor’s 500 Index of large-company stocks posted a total return—price gains plus reinvested dividends—of 9.49%, while the Russell 2000® Index of small-company stocks earned 8.53%. Growth stocks modestly outperformed their value counterparts. The Russell 2000® Growth Index earned 8.81%, for example, while the Russell 2000® Value Index earned 8.23%.

International stocks also turned in positive results, with the MSCI EAFE Index—a widely followed benchmark for large, higher-quality international shares—posting a total return of 3.38%. Stocks in emerging markets did slightly better, with the MSCI Emerging Markets Index generating a total return of 4.12%. Despite the slowdown in China, many emerging-market countries continue to grow faster than the United States, western Europe and Japan, and they shoulder less onerous debt burdens.

U.S. bond markets were mostly higher in the first half of 2012, although sentiment shifted dramatically over the course of the period. In the first quarter, investors flocked to corporate bonds amid signs that the U.S. economy was growing fairly strongly. That trend weakened demand for U.S. Treasury bonds, allowing the yield on the benchmark 10-year Treasury note to rise to 2.22% from 1.87%.

In the second quarter, news that the U.S. economy was growing more slowly than expected, compounded by renewed fears over the European debt crisis, sent investors back to the perceived safety of Treasury bonds. Nonetheless, most bond-market sectors finished the first half with solid gains, allowing the Barclays U.S. Aggregate Bond Index to post a total return of 2.37%. Among key sectors, the Barclays U.S. Government Bond Index earned 1.48%, the Barclays U.S. Corporate Investment Grade Bond Index earned 4.55% and the Barclays U.S. Corporate High Yield Bond Index earned 7.27%.

Outlook

Stringing together 11 consecutive quarters of economic growth, as the U.S. has now done, is an accomplishment not to be discounted. It will be 12 if the streak continues, as expected, in this year’s second quarter. Still, the U.S. economy—and U.S. investors—face many of the same uncertainties and challenges that were weighing on them a year ago.

The federal debt. With Congress having failed to reach bipartisan agreement on a way to reduce the burgeoning federal debt, the country was left veering toward what pundits have dubbed a fiscal cliff: a combination of tax increases and automatic government spending cuts scheduled to phase in beginning in January 2013. Economists have warned that edging over the cliff could push the economy into a recession. We anticipate that Congress will take action to prevent that, probably in the form of a temporary stay of at least some of the scheduled tax increases and spending cuts. It likely will not act until after this year’s elections, however, when the need to once again raise the federal debt ceiling forces its hand. In the meantime, investors should be prepared for alarming headlines and heated campaign rhetoric as the second half of the year unfolds.

European fiscal challenges. For the past few years, Europe has flitted from one flare-up in its debt crisis to another. Each time, policymakers have come up with a solution, if only a temporary one. We anticipate that European leaders will continue to do so in the months ahead, and are particularly encouraged by the recent decision to create a centralized banking authority for the entire euro-zone. That said, Europe still faces significant long-term challenges to a fundamental resolution of its debt problems, which will likely take years.

The housing market. New home sales rose 7.6% in May to a seasonally adjusted annual rate of 369,000 units, the fastest pace in two years. The housing market may be bottoming at last, which would be a positive for the economy. Still, housing starts, sales and prices remain far below their levels during the boom years of the mid-2000s, and the industry cannot be expected to boost the economy as much in the years ahead as it did then. During the boom, rapidly inflating housing values made it easy for people to borrow against their homes and use the proceeds to buy cars, big-screen TVs and other goods. At the same time, overheated demand for new houses created a bumper crop of jobs in construction and related industries. Neither situation exists today.

Monetary policy. The Federal Reserve has pledged to keep short-term interest rates at historically low levels through 2014 as it tries to stimulate the economy and drive down unemployment without igniting inflation. That balancing act became a little easier in the first half of this year as inflation moderated. However, the current low interest-rate environment continues to hurt individuals who depend on income from bank savings deposits, money market funds and other conservative, short-term investment products. In many cases, those assets are yielding less than the rate of inflation, which means investors are losing purchasing power. By the end of the second quarter, the Fed had not announced plans for any other types of economic stimulus, although Fed Chairman Ben Bernanke would soon reiterate that the Fed was looking for ways to address weakness in the economy should more help be needed.

China. Not only is China still the world’s second-largest economy after the U.S., it is also a critical export market for the U.S. For most of the past two decades, China’s economy has grown at a double-digit pace. In the first quarter of this year, it grew just 8.1% year-over-year, worrying investors. Chinese policymakers are taking steps to spur additional growth by loosening lending standards and spending on new infrastructure. Backed by years of accumulated trade surpluses, they have ample money to finance their growth agenda. Still, financial markets are likely to remain unnerved until they see evidence that these latest measures are bearing fruit.

In conclusion

We expect the U.S. economy to grow about 2% for the full year, driven largely by consumer spending, offset in part by reduced government spending. Modest though that forecast may be, the economic outlook may actually appear worse in the months ahead as politicians and pundits fret about the fiscal cliff and slower economic growth in China and debt-strapped Europe.

We anticipate that policymakers at home and abroad will take measures to prevent the global economy from spinning into a free fall, even if they postpone doing so until the last minute. With corporate balance sheets still healthy and corporate profits still growing—albeit slower than what we saw over the past three years—stock and bond markets should add modestly to the gains registered in the first half of the year.

If you are uncertain about how this economic outlook might impact your financial strategy, meet soon with your Thrivent Financial representative. He or she can help make sure your investment portfolio is on track to meet your goals while remaining in-line with your tolerance for risk. Let us know if we can be of any further assistance, and as always, thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen
President Thrivent Mutual Funds

Thrivent Natural Resources Fund

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Fund seeks long-term capital growth. The Fund concentrates its investments in issuers in the natural resources industry; therefore, the Fund is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified portfolio. In addition, as a non-diversified fund, the Fund is susceptible to the risk that events affecting a particular issuer will significantly affect the Fund’s performance. These and other risks are described in the Fund’s prospectus.

Major Market Sectors		Portfolio Composition	Top 10 Holdings
(% of Net Assets)		(% of Portfolio)	(% of Net Assets)

Real Estate Investment Trusts	18.7%		Chevron Corporation	4.8%
Oil & Gas Exploration & Production	14.8%		Plains Exploration & Production Company	3.6%
Materials	14.2%
Oil & Gas Equipment & Services	12.9%		Simon Property Group, Inc.	3.4%
Integrated Oil & Gas	12.4%		Equity Residential	3.2%
Consumer Staples	8.9%		Valero Energy Corporation	3.1%
Oil & Gas Drilling	5.5%		Boston Properties, Inc.	3.1%
Coal & Consumable Fuels	5.0%		Freeport-McMoRan Copper & Gold, Inc.	3.1%
Oil & Gas Refining & Marketing	3.1%
			Ingredion, Inc.	3.1%
			Public Storage, Inc.	3.0%
			Kimco Realty Corporation	3.0%

			These securities represent 33.4% of the total net assets of the Portfolio.

Thrivent Equity Income Plus Fund

David R. Spangler, CFA and Kevin R. Brimmer, FSA, Portfolio Co-Managers

The Fund seeks income plus long-term capital growth. The Fund may invest in, among others, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Fund may also sell covered options on any securities in which the Fund invests. Successful use of this strategy can augment Fund return but can also magnify losses if executed incorrectly. These and other risks are described in the Fund’s prospectus.

Major Market Sectors		Portfolio Composition	Top 10 Holdings
(% of Net Assets)		(% of Portfolio)	(% of Net Assets)

Financials	25.8%		Chevron Corporation	2.5%
Energy	12.6%		Pfizer, Inc.	2.4%
Health Care	9.5%		AT&T, Inc.	2.3%
Consumer Staples	9.5%		Microsoft Corporation	2.1%
Consumer Discretionary	8.4%		Exxon Mobil Corporation	2.1%
Information Technology	8.2%		SPDR Dow Jones Wilshire International Real Estate ETF	2.0%
Industrials	6.7%
Telecommunications Services	5.3%		Philip Morris International, Inc.	1.8%

Utilities	5.4%		ConocoPhillips	1.6%
Materials	4.7%		Intel Corporation	1.6%
			Verizon Communications, Inc.	1.5%

			These securities represent 19.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Diversified Income Plus Fund

Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Debt securities also include mortgage-related and other asset-backed securities, the value of which will be influenced by factors affecting the housing market and the assets underlying such securities. The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors		Portfolio Composition	Top 10 Holdings
(% of Net Assets)		(% of Portfolio)	(% of Net Assets)

Financials	22.5%		Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.3%
Collateralized Mortgage Obligations	9.3%
Telecommunications Services	8.9%		Chevron Corporation	1.1%
			Exxon Mobil Corporation	0.9%
Consumer Staples	8.7%		Solar Capital, Ltd.	0.9%
Energy	8.0%		Alerian MLP ETF	0.8%
Consumer Discretionary	7.3%		Microsoft Corporation	0.8%
Materials	6.8%		Philip Morris International, Inc.	0.7%
Information Technology	5.2%
Utilities	4.7%		Wells Fargo & Company	0.7%
Industrials	4.4%		Newmont Mining Corporation	0.7%

			Ares Capital Corporation	0.7%

			These securities represent 9.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 29, 2012.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2012	Ending Account Value 6/29/2012	Expenses Paid during Period 1/1/2012 - 6/29/2012*	Annualized Expense Ratio
Thrivent Natural Resources Fund
Actual
Class A	$1,000	$911	$6.15	1.30%
Institutional Class	$1,000	$913	$4.56	0.96%
Hypothetical**
Class A	$1,000	$1,018	$6.49	1.30%
Institutional Class	$1,000	$1,020	$4.82	0.96%
Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$1,075	$5.91	1.15%
Institutional Class	$1,000	$1,077	$4.12	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.75	1.15%
Institutional Class	$1,000	$1,021	$4.01	0.80%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,077	$5.06	0.98%
Institutional Class	$1,000	$1,078	$3.76	0.73%
Hypothetical**
Class A	$1,000	$1,020	$4.92	0.98%
Institutional Class	$1,000	$1,021	$3.66	0.73%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Natural Resources Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Shares	Common Stock (95.5%)	Value
Coal & Consumable Fuels (5.0%)
140,900	Alpha Natural Resources, Inc.[a]	$1,227,239
149,800	Arch Coal, Inc.[b]	1,032,122
91,200	Peabody Energy Corporation	2,236,224

	Total	4,495,585

Consumer Staples (8.9%)
89,700	Archer-Daniels-Midland Company	2,647,944
41,000	Bunge, Ltd.	2,572,340
55,900	Ingredion, Inc.	2,768,168

	Total	7,988,452

Integrated Oil & Gas (12.4%)
62,202	BP plc ADR	2,521,669
40,600	Chevron Corporation	4,283,300
28,700	Occidental Petroleum Corporation	2,461,599
99,600	Petroleo Brasileiro SA ADR	1,869,492

	Total	11,136,060

Materials (14.2%)
32,700	BHP Billiton, Ltd. ADR[b]	2,135,310
41,300	Cliffs Natural Resources, Inc.	2,035,677
81,900	Freeport-McMoRan Copper & Gold, Inc.	2,790,333
37,300	Mosaic Company	2,042,548
44,200	Rio Tinto plc ADR[b]	2,113,202
38,100	Walter Energy, Inc.	1,682,496

	Total	12,799,566

Oil & Gas Drilling (5.5%)
54,900	Ensco plc	2,578,653
166,200	Nabors Industries, Ltd.[a]	2,393,280

	Total	4,971,933

Oil & Gas Equipment & Services (12.9%)
45,300	Baker Hughes, Inc.	1,861,830
41,000	Dril-Quip, Inc.[a]	2,689,190
34,900	National Oilwell Varco, Inc.	2,248,956
40,000	Oil States International, Inc.[a]	2,648,000
170,000	Weatherford International, Ltd.[a]	2,147,100

	Total	11,595,076

Oil & Gas Exploration & Production (14.8%)
26,500	Apache Corporation	2,329,085
26,800	EOG Resources, Inc.	2,414,948
54,400	Newfield Exploration Company[a]	1,594,464
92,000	Plains Exploration & Production Company[a]	3,236,560
96,400	Swift Energy Company[a]	1,794,004
81,900	Ultra Petroleum Corporation[a,b]	1,889,433

	Total	13,258,494

Oil & Gas Refining & Marketing (3.1%)
116,800	Valero Energy Corporation	2,820,720

	Total	2,820,720

Real Estate Investment Trusts (18.7%)
25,823	Boston Properties, Inc.	2,798,439
45,795	Equity Residential	2,855,776
141,800	Kimco Realty Corporation	2,698,454
19,010	Public Storage, Inc.	2,745,234
19,426	Simon Property Group, Inc.	3,023,851
31,847	Vornado Realty Trust	2,674,511

	Total	16,796,265

	Total Common Stock (cost $86,027,176)	85,862,151

	Collateral Held for Securities Loaned (7.7%)
6,875,408	Thrivent Financial Securities Lending Trust	6,875,408

	Total Collateral Held for Securities Loaned (cost $6,875,408)	6,875,408

	Total Investments (cost $92,902,584) 103.2%	$92,737,559

	Other Assets and Liabilities, Net (3.2%)	(2,837,008)

	Total Net Assets 100.0%	$89,900,551

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,481,990
Gross unrealized depreciation	(9,886,050)

Net unrealized appreciation (depreciation)	$(404,060)

Cost for federal income tax purposes	$93,141,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2012, in valuing Natural Resources Fund's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	4,495,585	4,495,585	—	—
Consumer Staples	7,988,452	7,988,452	—	—
Integrated Oil & Gas	11,136,060	11,136,060	—	—
Materials	12,799,566	12,799,566	—	—
Oil & Gas Drilling	4,971,933	4,971,933	—	—
Oil & Gas Equipment & Services	11,595,076	11,595,076	—	—
Oil & Gas Exploration & Production	13,258,494	13,258,494	—	—
Oil & Gas Refining & Marketing	2,820,720	2,820,720	—	—
Real Estate Investment Trusts	16,796,265	16,796,265	—	—
Collateral Held for Securities Loaned	6,875,408	6,875,408	—	—

Total	$92,737,559	$92,737,559	$—	$—

There were no significant transfers between the Levels during the period ended June 29, 2012. Transfers between the levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Fund, is as follows:

Fund	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at June 29, 2012	Value June 29, 2012	Income Earned January 1, 2012 - June 29, 2012
Thrivent Financial Securities Lending Trust	$535,500	$50,657,071	$44,317,163	6,875,408	$6,875,408	$2,842
Total Value and Income Earned	535,500				6,875,408	2,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Shares	Common Stock (91.1%)	Value
Consumer Discretionary (8.4%)
8,100	Arbitron, Inc.	$283,500
5,700	Coach, Inc.	333,336
15,500	Comcast Corporation	495,535
8,800	Garmin, Ltd.	336,952
13,800	Home Depot, Inc.	731,262
4,400	Kohl's Corporation	200,156
6,700	McDonald's Corporation	593,151
2,900	Sherwin-Williams Company	383,815
10,300	TJX Companies, Inc.	442,179
3,200	Toyota Motor Corporation ADR	257,536
5,900	Tupperware Brands Corporation	323,084
2,800	WPP plc	170,408
6,000	Yum! Brands, Inc.	386,520

	Total	4,937,434

Consumer Staples (9.5%)
16,300	Altria Group, Inc.	563,165
2,400	Anheuser-Busch InBev NV ADR	191,160
1,600	British American Tobacco plc ADR	163,392
6,000	Campbell Soup Company	200,280
10,500	Coca-Cola Company	820,995
4,600	Colgate-Palmolive Company	478,860
10,600	CVS Caremark Corporation	495,338
1,500	Lorillard, Inc.	197,925
12,100	Philip Morris International, Inc.	1,055,846
5,100	Unilever NV ADR	170,085
5,300	Unilever plc ADR	178,769
6,300	Universal Corporation	291,879
10,300	Wal-Mart Stores, Inc.	718,116

	Total	5,525,810

Energy (12.3%)
4,100	BP plc ADR	166,214
11,200	C&J Energy Services, Inc.[a]	207,200
3,600	Canadian Natural Resources, Ltd.	96,660
13,900	Chevron Corporation	1,466,450
1,200	China Petroleum & Chemical Corporation	107,028
600	CNOOC, Ltd. ADR	120,750
17,100	ConocoPhillips	955,548
3,200	Diamond Offshore Drilling, Inc.	189,216
14,100	Exxon Mobil Corporation	1,206,537
3,600	Imperial Oil, Ltd.	150,192
13,000	Kinder Morgan, Inc.	418,860
13,700	Marathon Oil Corporation	350,309
6,000	Occidental Petroleum Corporation	514,620
2,300	PetroChina Company, Ltd. ADR	297,022
7,700	Petroleo Brasileiro SA ADR	144,529
2,431	Royal Dutch Shell plc ADR, Class A	163,922
4,800	Royal Dutch Shell plc ADR, Class B	335,664
4,500	Suncor Energy, Inc. ADR	130,275
3,900	Total SA ADR	175,305

	Total	7,196,301

Financials (22.0%)
9,500	Aflac, Inc.	404,605
600	Alexandria Real Estate Equities, Inc.	43,632
5,800	American Tower Corporation	405,478
1,300	Apartment Investment & Management Company	35,139
700	AvalonBay Communities, Inc.	99,036
10,700	Aviva plc ADR	91,806
7,300	Banco Bradesco SA ADR	108,551
2,300	Bancolombia SA	142,232
7,000	Barclays plc ADR	72,100
2,300	Berkshire Hathaway, Inc.[a]	191,659
1,700	BioMed Realty Trust, Inc.	31,756
1,100	Boston Properties, Inc.	119,207
700	BRE Properties, Inc.	35,014
700	Camden Property Trust	47,369
1,600	CBL & Associates Properties, Inc.	31,264
12,700	CBOE Holdings, Inc.	351,536
2,600	China Life Insurance Company, Ltd. ADR	102,674
1,100	CommonWealth REIT	21,032
1,000	Corporate Office Properties Trust	23,510
2,600	DDR Corporation	38,064
2,100	DiamondRock Hospitality Company	21,420
6,700	Digital Realty Trust, Inc.	502,969
2,500	Duke Realty Corporation	36,600
500	Equity Lifestyle Properties, Inc.	34,485
2,200	Equity Residential	137,192
300	Essex Property Trust, Inc.	46,176
500	Federal Realty Investment Trust	52,045
3,700	General Growth Properties, Inc.	66,933
3,000	HCP, Inc.	132,450
1,500	Health Care REIT, Inc.	87,450
900	Highwoods Properties, Inc.	30,285
500	Home Properties, Inc.	30,680
16,200	Hospitality Properties Trust	401,274
5,500	Host Hotels & Resorts, Inc.	87,010
4,400	HSBC Holdings plc ADR	194,172
4,100	iShares Dow Jones Select Dividend Index Fund ETF	230,379
21,300	iShares S&P U.S. Preferred Stock Index Fund	831,978
7,200	Itau Unibanco Holding SA ADR	100,224
5,800	J.P. Morgan Chase & Company	207,234
700	Kilroy Realty Corporation	33,887
3,400	Kimco Realty Corporation	64,702
900	LaSalle Hotel Properties	26,226
1,100	Liberty Property Trust	40,524
39,500	Lloyds Banking Group plc ADR[a]	75,840
1,100	Macerich Company	64,955
1,000	Mack-Cali Realty Corporation	29,070
10,400	Manulife Financial Corporation	113,256
13,000	Marsh & McLennan Companies, Inc.	418,990
6,300	Mercury General Corporation	262,521
34,000	Mitsubishi UFJ Financial Group, Inc. ADR	161,500
1,200	Omega Healthcare Investors, Inc.	27,000
36,400	People's United Financial, Inc.	422,604
13,500	Piedmont Office Realty Trust, Inc.	232,335
1,400	Plum Creek Timber Company, Inc.	55,580
33,200	PowerShares Preferred Portfolio	482,064
13,100	Progressive Corporation	272,873
3,428	Prologis, Inc.	113,913
3,700	Public Storage, Inc.	534,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Shares	Common Stock (91.1%)	Value
Financials (22.0%) - continued
1,100	Rayonier, Inc. REIT	$49,390
1,200	Realty Income Corporation	50,124
900	Regency Centers Corporation	42,813
1,000	RLJ Lodging Trust	18,130
1,600	Senior Housing Property Trust	35,712
2,100	Simon Property Group, Inc.	326,886
700	SL Green Realty Corporation	56,168
31,330	SPDR Dow Jones Wilshire International Real Estate ETF	1,152,317
600	Taubman Centers, Inc.	46,296
17,800	U.S. Bancorp	572,448
10,000	UBS AG ADR[a]	117,100
1,900	UDR, Inc.	49,096
6,000	Validus Holdings, Ltd.	192,180
400	Vanguard REIT ETF	26,172
2,150	Ventas, Inc.	135,708
1,400	Vornado Realty Trust	117,572
1,300	Weingarten Realty Investors	34,242
19,900	Wells Fargo & Company	665,456
4,200	Weyerhaeuser Company REIT	93,912

	Total	12,840,499

Health Care (9.5%)
19,800	Bristol-Myers Squibb Company	711,810
3,100	C.R. Bard, Inc.	333,064
16,400	Eli Lilly and Company	703,724
3,100	GlaxoSmithKline plc ADR	141,267
4,500	McKesson Corporation	421,875
12,700	Medtronic, Inc.	491,871
3,700	Novartis AG ADR	206,830
900	Novo Nordisk A/S ADR	130,806
48,300	PDL BioPharma, Inc.	320,229
61,800	Pfizer, Inc.	1,421,400
4,600	Sanofi ADR	173,788
8,800	UnitedHealth Group, Inc.	514,800

	Total	5,571,464

Industrials (6.7%)
7,800	AMETEK, Inc.	389,298
1,900	Canadian Pacific Railway, Ltd.	139,194
7,700	Copart, Inc.[a]	182,413
5,100	Corporate Executive Board Company	208,488
3,600	Cummins, Inc.	348,876
18,600	Delta Air Lines, Inc.[a]	203,670
4,300	Dun & Bradstreet Corporation	306,031
6,000	Emerson Electric Company	279,480
3,800	Nordson Corporation	194,902
3,200	Northrop Grumman Corporation	204,128
20,200	Pitney Bowes, Inc.	302,394
1,100	Precision Castparts Corporation	180,939
1,500	Siemens AG ADR	126,105
10,500	United Parcel Service, Inc.	826,980

	Total	3,892,898

Information Technology (8.2%)
7,800	Accenture plc	468,702
340	Apple, Inc.[a]	198,560
2,700	Canon, Inc. ADR	107,838
34,900	Intel Corporation	930,085
3,700	International Business Machines Corporation	723,646
500	MasterCard, Inc.	215,055
40,600	Microsoft Corporation	1,241,954
15,100	Oracle Corporation	448,470
2,100	SAP AG ADR	124,656
8,400	Seagate Technology plc	207,732
9,500	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	132,620

	Total	4,799,318

Materials (4.7%)
4,400	BHP Billiton plc ADR	251,636
3,500	BHP Billiton, Ltd. ADR	228,550
2,100	CF Industries Holdings, Inc.	406,854
2,400	Cia de Minas Buenaventura SA	91,152
16,400	Gold Resource Corporation	426,236
5,400	Monsanto Company	447,012
3,300	Rio Tinto plc ADR	157,773
14,000	Southern Copper Corporation	441,140
1,900	Syngenta AG ADR	130,036
7,000	Vale SA SP ADR	138,950

	Total	2,719,339

Telecommunications Services (5.3%)
6,700	America Movil SAB de CV ADR	174,602
38,100	AT&T, Inc.	1,358,646
5,100	BCE, Inc.	210,120
4,500	China Mobile, Ltd. ADR	246,015
9,300	NTT DOCOMO, INC. ADR	154,845
7,900	Telefonica SA ADR	103,490
19,400	Verizon Communications, Inc.	862,136

	Total	3,109,854

Utilities (4.5%)
5,100	American Electric Power Company, Inc.	203,490
7,300	Consolidated Edison, Inc.	453,987
4,500	CPFL Energia SA ADR	112,455
3,700	Integrys Energy Group, Inc.	210,419
13,300	Public Service Enterprise Group, Inc.	432,250
17,000	Questar Corporation	354,620
13,900	Southern Company	643,570
11,900	TECO Energy, Inc.	214,914

	Total	2,625,705

	Total Common Stock (cost $51,161,164)	53,218,622

Principal Amount	Long-Term Fixed Income (4.5%)
Energy (0.3%)
	Enbridge Energy Partners, LP
$175,000	8.050%, 10/1/2037	189,590

	Total	189,590

Financials (3.4%)
	Aegon NV
300,000	2.248%, 7/29/2049[b,c]	138,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (4.5%)	Value
Financials (3.4%) - continued
	American International Group, Inc.
100,000	8.175%, 5/15/2058	$108,500
	Bank of America Corporation
215,000	7.625%, 6/1/2019	252,815
	BBVA International Preferred SA Unipersonal
150,000	5.919%, 12/29/2049[c]	88,386
	J.P. Morgan Chase & Company
100,000	7.900%, 4/29/2049[c]	109,629
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2058[d]	272,000
	MetLife Capital Trust IV
220,000	7.875%, 12/15/2037[d]	244,200
	Reinsurance Group of America, Inc.
225,000	6.750%, 12/15/2065	207,908
	Wachovia Capital Trust III
150,000	5.570%, 3/29/2049[b,c]	143,250
	XL Group plc
250,000	6.500%, 12/31/2049[c]	203,125
	ZFS Finance USA Trust II
230,000	6.450%, 12/15/2065[d]	230,000

	Total	1,998,023

Utilities (0.8%)
	Enterprise Products Operating, LLC
225,000	7.034%, 1/15/2068	240,750
	Southern California Edison Company
185,000	6.250%, 8/1/2049[c]	193,251

	Total	434,001

	Total Long-Term Fixed Income (cost $2,542,210)	2,621,614

Shares	Preferred Stock (0.5%)
Financials (0.4%)
3,000	Bank of America Corporation[c]	77,790
2,500	J.P. Morgan Chase Capital XXIX	64,075
4,000	U.S. Bancorp[c]	114,320

	Total	256,185

Utilities (0.1%)
1,720	Xcel Energy, Inc.	46,010

	Total	46,010

	Total Preferred Stock (cost $281,136)	302,195

Principal Amount	Short-Term Investments (0.9%)[e]
	Federal National Mortgage Association Discount Notes
$500,000	0.120%, 7/18/2012[f,g]	499,971
	Total Short-Term Investments (at amortized cost)	499,971

	Total Investments (cost $54,484,481) 97.0%	$56,642,402

	Other Assets and Liabilities, Net 3.0%	1,747,896

	Total Net Assets 100.0%	$58,390,298

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 29, 2012.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2012, the value of these investments was $746,200 or 1.3% of total net assets.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At June 29, 2012, $499,971 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,757,328
Gross unrealized depreciation	(1,664,691)

Net unrealized appreciation (depreciation)	$2,092,637

Cost for federal income tax purposes	$54,549,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2012, in valuing Equity Income Plus Fund's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,937,434	4,937,434	—	—
Consumer Staples	5,525,810	5,525,810	—	—
Energy	7,196,301	7,196,301	—	—
Financials	12,840,499	12,840,499	—	—
Health Care	5,571,464	5,571,464	—	—
Industrials	3,892,898	3,892,898	—	—
Information Technology	4,799,318	4,799,318	—	—
Materials	2,719,339	2,719,339	—	—
Telecommunications Services	3,109,854	3,109,854	—	—
Utilities	2,625,705	2,625,705	—	—
Long-Term Fixed Income
Energy	189,590	—	189,590	—
Financials	1,998,023	—	1,998,023	—
Utilities	434,001	—	434,001	—
Preferred Stock
Financials	256,185	256,185	—	—
Utilities	46,010	46,010	—	—
Short-Term Investments	499,971	—	499,971	—

Total	$56,642,402	$53,520,817	$3,121,585	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	44,408	44,408	—	—

Total Asset Derivatives	$44,408	$44,408	$—	$—

There were no significant transfers between the Levels during the period ended June 29, 2012. Transfers between the levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	24	September 2012	$1,583,273	$1,627,681	$44,408
Total Futures Contracts					$44,408

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2012, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$44,408
Total Equity Contracts		44,408

Total Asset Derivatives		$44,408

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2012, for Equity Income Plus Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(120,738)
Options Purchased	Net realized gains/(losses) on Investments	(75,002)
Futures	Net realized gains/(losses) on Futures contracts	502,916
Total Equity Contracts		307,176

Total		$307,176

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2012, for Equity Income Plus Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	49,715
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	58,510
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(51,430)
Total Equity Contracts		56,795

Total		$56,795

The following table presents Equity Income Plus Fund's average volume of derivative activity during the period ended June 29, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$3,963,363	7.1%	128

*	Notional amount represents long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Bank Loans (7.1%)[a]	Value
Basic Materials (0.6%)
	Arch Coal, Inc., Term Loan
$790,000	5.750%, 5/1/2018	$774,856
	Ineos Group Holdings, Term Loan
957,600	6.457%, 5/4/2018[b,c]	936,322

	Total	1,711,178

Communications Services (2.4%)
	Atlantic Broadband Finance, LLC, Term Loan
1,000,000	5.250%, 3/20/2019	1,000,420
	Charter Communications Operation, Term Loan
319,200	4.000%, 3/28/2019	316,748
	Clear Channel Communications, Term Loan
800,000	3.895%, 1/29/2016	637,336
	Cumulus Media Holdings, Inc., Term Loan
768,251	5.019%, 9/16/2018[b,c]	764,272
	Lawson Software, Inc., Term Loan
794,600	4.992%, 3/16/2018[b,c]	797,453
	Toys R Us, Inc., Term Loan
815,000	5.250%, 5/25/2018	740,631
	Univision Communications, Inc., Term Loan
800,000	2.245%, 9/29/2014	783,336
	Zayo Group, LLC, Term Loan
1,250,000	0.000%, 6/14/2019[b,c]	1,252,900

	Total	6,293,096

Consumer Cyclical (0.6%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
787,398	5.500%, 2/28/2017	782,367
	Chrysler Group, LLC, Term Loan
797,985	6.000%, 5/24/2017	802,972

	Total	1,585,339

Consumer Non-Cyclical (1.4%)
	Bausch & Lomb, Inc., Term Loan
800,000	5.250%, 4/17/2019	794,800
	CHS/Community Health Systems, Inc., Term Loan
800,000	3.967%, 1/25/2017	787,288
	Roundy’s Supermarkets, Inc., Term Loan
798,000	5.700%, 2/13/2019	798,710
	Visant Corporation, Term Loan
1,562,948	5.250%, 12/22/2016	1,512,152

	Total	3,892,950

Energy (0.3%)
	Chesapeake Energy Corporation, Term Loan
800,000	8.500%, 12/2/2017	792,912

	Total	792,912

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
$800,000	5.963%, 5/13/2017	786,400

	Total	786,400

Technology (0.9%)
	First Data Corporation Extended, Term Loan
800,000	4.294%, 3/26/2018	732,704
	Freescale Semiconductor, Inc., Term Loan
798,000	6.000%, 2/28/2019	784,322
	Intelsat Jackson Holdings SA, Term Loan
800,000	5.250%, 4/2/2018	798,168

	Total	2,315,194

Transportation (0.3%)
	Delta Air Lines, Inc., Term Loan
797,985	9.739%, 4/20/2017[b,c]	795,495

	Total	795,495

Utilities (0.3%)
	NGPL PipeCo, LLC, Term Loan
800,000	6.750%, 5/15/2017	783,336

	Total	783,336

	Total Bank Loans (cost $19,074,519)	18,955,900

	Long-Term Fixed Income (50.0%)

Asset-Backed Securities (1.2%)
	Carrington Mortgage Loan Trust
1,700,000	0.392%, 8/25/2036[d]	578,284
	J.P. Morgan Mortgage Trust
1,268,547	2.783%, 2/25/2036	979,317
	Renaissance Home Equity Loan Trust
850,438	5.746%, 5/25/2036	542,167
1,000,000	6.011%, 5/25/2036	563,949
1,450,000	5.797%, 8/25/2036	611,136

	Total	3,274,853

Basic Materials (2.3%)
	ArcelorMittal
335,000	4.500%, 2/25/2017	329,877
	Arch Coal, Inc.
1,080,000	7.000%, 6/15/2019	912,600
	Dow Chemical Company
600,000	8.550%, 5/15/2019	798,044
	FMG Resources Property, Ltd.
1,080,000	8.250%, 11/1/2019[e]	1,144,800
	Freeport-McMoRan Copper & Gold, Inc.
500,000	3.550%, 3/1/2022	491,939
	Ineos Finance plc
1,080,000	7.500%, 5/1/2020[e]	1,088,100
	Novelis, Inc.
1,080,000	8.375%, 12/15/2017	1,155,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (50.0%)	Value
Basic Materials (2.3%) - continued
	Rock-Tenn Company
$170,000	4.450%, 3/1/2019[e]	$174,623

	Total	6,095,583

Capital Goods (1.9%)
	AGCO Corporation, Convertible
550,000	1.250%, 12/15/2036	688,875
	Bombardier, Inc.
1,080,000	7.750%, 3/15/2020[e]	1,201,500
	Case New Holland, Inc.
1,080,000	7.875%, 12/1/2017	1,247,400
	Textron, Inc.
450,000	7.250%, 10/1/2019	529,644
	United Technologies Corporation
165,000	3.100%, 6/1/2022	172,897
	UR Financing Escrow Corporation
1,080,000	7.375%, 5/15/2020[e]	1,128,600

	Total	4,968,916

Collateralized Mortgage Obligations (9.3%)
	Banc of America Alternative Loan Trust
1,301,104	0.745%, 4/25/2035[d]	929,307
	Banc of America Funding Corporation
918,879	5.240%, 5/20/2036	580,914
	Bear Stearns Adjustable Rate Mortgage Trust
1,664,865	2.400%, 10/25/2035[d]	1,451,428
	Citigroup Mortgage Loan Trust, Inc.
831,874	5.500%, 11/25/2035	686,334
	CitiMortgage Alternative Loan Trust
1,229,828	5.750%, 4/25/2037	870,076
	Countrywide Alternative Loan Trust
1,523,067	0.645%, 2/25/2035[d]	1,190,097
532,499	6.000%, 4/25/2036	354,389
483,017	6.000%, 1/25/2037	347,753
	Countrywide Home Loans
1,684,566	2.707%, 11/25/2035	1,190,483
	Deutsche Alt-A Securities, Inc.
415,587	5.500%, 10/25/2021	401,710
1,760,993	0.917%, 4/25/2047[d]	1,118,592
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust
1,020,069	0.445%, 11/25/2035[d]	480,105
	First Horizon Mortgage Pass-Through Trust
1,486,115	5.553%, 8/25/2037	1,037,456
	GSR Mortgage Loan Trust
668,372	0.435%, 8/25/2046[d]	544,990
	HomeBanc Mortgage Trust
1,471,248	2.591%, 4/25/2037	958,077
	J.P. Morgan Alternative Loan Trust
1,960,051	6.500%, 3/25/2036	1,351,992
	J.P. Morgan Mortgage Trust
382,523	6.500%, 1/25/2035	381,238
$346,987	2.747%, 10/25/2036	247,749
1,062,965	2.720%, 1/25/2037	748,752
1,242,635	6.250%, 8/25/2037	784,697
	Lehman Mortgage Trust
1,559,814	0.995%, 12/25/2035[d]	890,345
	Master Asset Securitization Trust
1,769,052	0.745%, 6/25/2036[d]	957,360
	MASTR Alternative Loans Trust
521,417	6.500%, 7/25/2034	547,937
	MortgageIT Trust
1,836,367	0.505%, 12/25/2035[d]	1,243,033
	New York Mortgage Trust, Inc.
855,977	2.947%, 5/25/2036	105,970
	Structured Adjustable Rate Mortgage Loan Trust
675,035	5.246%, 9/25/2036	89,105
	WaMu Mortgage Pass-Through Certificates
1,257,449	2.248%, 11/25/2036	892,288
268,543	2.499%, 8/25/2046	188,302
1,216,164	1.107%, 9/25/2046[d]	790,750
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,736,823	0.845%, 6/25/2035[d]	1,059,276
1,616,718	0.902%, 2/25/2047[d]	704,887
	Wells Fargo Mortgage Backed Securities Trust
903,130	0.945%, 5/25/2037[d]	657,373
908,405	6.000%, 7/25/2037	839,316

	Total	24,622,081

Commercial Mortgage-Backed Securities (1.4%)
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,324,117
	Morgan Stanley Capital, Inc.
1,350,000	5.406%, 3/15/2044	1,322,843
	Wachovia Bank Commercial
	Mortgage Trust
1,100,000	0.362%, 9/15/2021[d,f]	1,030,029

	Total	3,676,989

Communications Services (4.8%)
	British Telecommunications plc
300,000	2.000%, 6/22/2015	304,122
	Cablevision Systems Corporation
1,080,000	8.625%, 9/15/2017	1,204,200
	CCO Holdings, LLC
1,080,000	7.000%, 1/15/2019	1,166,400
	CenturyLink, Inc.
650,000	6.450%, 6/15/2021	676,374
	Dish DBS Corporation
1,080,000	4.625%, 7/15/2017[e]	1,081,350
160,000	6.750%, 6/1/2021	172,800
	Hughes Satellite Systems Corporation
1,080,000	6.500%, 6/15/2019	1,147,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (50.0%)	Value
Communications Services (4.8%) - continued
	Intelsat Jackson Holdings SA
$1,080,000	7.250%, 4/1/2019	$1,134,000
	Interpublic Group of Companies, Inc.
165,000	4.000%, 3/15/2022	167,512
	Level 3 Financing, Inc.
1,080,000	8.625%, 7/15/2020	1,134,000
	Liberty Interactive, LLC, Convertible
1,495,000	3.500%, 1/15/2031	654,063
	News America, Inc.
325,000	4.500%, 2/15/2021	356,315
	Sprint Nextel Corporation
540,000	9.125%, 3/1/2017[e]	567,000
540,000	9.000%, 11/15/2018[e]	603,450
	Telecom Italia Capital SA
165,000	6.999%, 6/4/2018	164,175
	Telefonica Emisiones SAU
163,000	5.462%, 2/16/2021	141,939
	UPCB Finance V, Ltd.
1,080,000	7.250%, 11/15/2021[e]	1,128,600
	Virgin Media Finance plc
1,080,000	5.250%, 2/15/2022	1,104,300

	Total	12,908,100

Consumer Cyclical (3.9%)
	Ford Motor Company, Convertible
455,000	4.250%, 11/15/2016	632,450
	Ford Motor Credit Company, LLC
650,000	6.625%, 8/15/2017	739,358
1,080,000	5.000%, 5/15/2018	1,146,833
	Home Depot, Inc.
300,000	3.950%, 9/15/2020	335,818
	Host Hotels and Resorts, LP
1,080,000	6.000%, 11/1/2020	1,171,800
	Lennar Corporation
1,080,000	12.250%, 6/1/2017	1,395,900
	Limited Brands, Inc.
1,000,000	5.625%, 2/15/2022	1,030,000
	Macy’s Retail Holdings, Inc.
490,000	6.700%, 7/15/2034	588,839
	MGM Resorts International
1,060,000	11.125%, 11/15/2017	1,189,850
	Rite Aid Corporation
1,080,000	7.500%, 3/1/2017	1,101,600
	Toys R Us Property Company II, LLC
1,080,000	8.500%, 12/1/2017	1,124,550

	Total	10,456,998

Consumer Non-Cyclical (3.7%)
	Beam, Inc.
325,000	5.375%, 1/15/2016	361,464
	Bunge Limited Finance Corporation
225,000	4.100%, 3/15/2016	234,620
	Community Health Systems, Inc.
532,000	8.875%, 7/15/2015	545,965
550,000	8.000%, 11/15/2019	585,750
	Covidien International Finance SA
$650,000	3.200%, 6/15/2022	670,131
	Fresenius Medical Care US Finance II, Inc.
1,080,000	5.625%, 7/31/2019[e]	1,125,900
	Gilead Sciences, Inc.
165,000	3.050%, 12/1/2016	174,192
	Gilead Sciences, Inc., Convertible
488,000	1.625%, 5/1/2016	631,350
	Grifols, Inc.
1,080,000	8.250%, 2/1/2018	1,158,300
	HCA, Inc.
1,080,000	5.875%, 3/15/2022	1,128,600
	Kraft Foods, Inc.
490,000	2.250%, 6/5/2017[e]	501,700
330,000	3.500%, 6/6/2022[e]	338,633
	Reynolds Group Issuer, Inc.
1,080,000	6.875%, 2/15/2021[e]	1,123,200
	SABMiller Holdings, Inc.
300,000	3.750%, 1/15/2022[e]	319,036
300,000	4.950%, 1/15/2042[e]	332,057
	Teva Pharmaceutical Finance IV BV
335,000	3.650%, 11/10/2021	352,346
	Tyson Foods, Inc.
325,000	4.500%, 6/15/2022	334,750

	Total	9,917,994

Energy (3.3%)
	BP Capital Markets plc
325,000	4.750%, 3/10/2019	367,800
660,000	3.245%, 5/6/2022	683,357
	Concho Resources, Inc.
1,080,000	5.500%, 10/1/2022	1,069,200
	Denbury Resources, Inc.
1,080,000	6.375%, 8/15/2021	1,123,200
	Enbridge Energy Partners, LP
900,000	8.050%, 10/1/2037	975,036
	Linn Energy, LLC
1,080,000	7.750%, 2/1/2021	1,128,600
	Nexen, Inc.
325,000	6.400%, 5/15/2037	344,396
	Phillips 66
230,000	4.300%, 4/1/2022[e]	241,952
	Pioneer Natural Resources Company
260,000	3.950%, 7/15/2022	260,629
	Samson Investment Company
1,080,000	9.750%, 2/15/2020[e]	1,074,600
	Stone Energy Corporation, Convertible
715,000	1.750%, 3/1/2017[e]	657,800
	Weatherford International, Ltd.
390,000	6.000%, 3/15/2018	444,650
490,000	4.500%, 4/15/2022	502,203

	Total	8,873,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (50.0%)	Value
Financials (11.3%)
	Abbey National Capital Trust I
$975,000	8.963%, 12/29/2049[g]	$936,000
	ABN Amro North American Holding Preferred Capital Repackage Trust I
650,000	6.523%, 12/29/2049[e,g]	574,438
	Aegon NV
600,000	2.248%, 7/29/2049[d,g]	276,420
	Ally Financial, Inc.
1,080,000	7.500%, 9/15/2020	1,213,650
	American Express Company
1,250,000	6.800%, 9/1/2066	1,291,250
	American International Group, Inc.
325,000	8.250%, 8/15/2018	392,336
	Apollo Investment Corporation, Convertible
1,300,000	5.750%, 1/15/2016	1,277,250
	Bank of America Corporation
650,000	5.650%, 5/1/2018	695,040
360,000	8.000%, 12/29/2049[g]	375,005
	BB&T Capital Trust IV
625,000	6.820%, 6/12/2057	628,906
	BBVA International Preferred SA Unipersonal
975,000	5.919%, 12/29/2049[g]	574,510
	BNP Paribas SA
163,000	3.600%, 2/23/2016	164,874
	Capital One Capital IV
975,000	6.745%, 2/17/2037	975,000
	CIT Group, Inc.
414,624	7.000%, 5/2/2017[e]	415,401
	Citigroup, Inc.
335,000	4.450%, 1/10/2017	351,161
	CNA Financial Corporation
600,000	7.350%, 11/15/2019	709,811
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
975,000	11.000%, 12/29/2049[e,g]	1,226,550
	Coventry Health Care, Inc.
165,000	5.450%, 6/15/2021	185,477
	Developers Diversified Realty Corporation
490,000	7.875%, 9/1/2020	585,898
	Discover Bank
600,000	8.700%, 11/18/2019	745,439
	Eksportfinans ASA
165,000	2.375%, 5/25/2016	146,664
	Hartford Financial Services Group, Inc.
330,000	5.125%, 4/15/2022	339,819
	Health Care REIT, Inc.
620,000	6.500%, 3/15/2041	662,389
	HSBC Finance Corporation
465,000	6.676%, 1/15/2021	503,462
	Huntington National Bank
600,000	6.600%, 6/15/2018	635,516
	Icahn Enterprises, LP
1,080,000	8.000%, 1/15/2018	1,147,500
	ING Bank NV
330,000	5.000%, 6/9/2021[e]	342,995
	ING Capital Funding Trust III
$650,000	4.061%, 12/31/2049[d,g]	540,327
	International Lease Finance Corporation
1,080,000	5.875%, 4/1/2019	1,081,047
	J.P. Morgan Chase & Company
330,000	3.150%, 7/5/2016	339,373
	J.P. Morgan Chase Capital XX
560,000	6.550%, 9/29/2036	560,000
	J.P. Morgan Chase Capital XXVII
650,000	7.000%, 11/1/2039	650,000
	KeyCorp
190,000	5.100%, 3/24/2021	211,909
	Liberty Mutual Group, Inc.
975,000	10.750%, 6/15/2058[e]	1,326,000
165,000	4.950%, 5/1/2022[e]	163,976
	Lincoln National Corporation
1,120,000	6.050%, 4/20/2067	1,024,800
	Lloyds TSB Bank plc
150,000	6.500%, 9/14/2020[e,h]	147,743
	MetLife Capital Trust IV
1,050,000	7.875%, 12/15/2037[e]	1,165,500
	Murray Street Investment Trust I
325,000	4.647%, 3/9/2017	325,627
	Northern Trust Corporation
325,000	3.375%, 8/23/2021	349,186
	Reinsurance Group of America, Inc.
900,000	6.750%, 12/15/2065	831,633
	Santander US Debt SAU
325,000	3.724%, 1/20/2015[e]	302,288
	SLM Corporation
650,000	8.000%, 3/25/2020	711,750
	Societe Generale SA
325,000	5.200%, 4/15/2021[e]	310,590
	Swiss RE Capital I, LP
580,000	6.854%, 5/29/2049[e,g]	534,309
	Ventas Realty, LP
170,000	4.250%, 3/1/2022	171,177
	XL Group plc
900,000	6.500%, 12/31/2049[g]	731,250
	ZFS Finance USA Trust II
1,175,000	6.450%, 12/15/2065[e]	1,175,000

	Total	30,026,246

Mortgage-Backed Securities (2.3%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,900,000	3.000%, 7/1/2027[c]	6,181,170

	Total	6,181,170

Technology (1.0%)
	First Data Corporation
1,080,000	7.375%, 6/15/2019[e]	1,101,600
	Freescale Semiconductor, Inc.
560,000	9.250%, 4/15/2018[e]	599,200
	Hewlett-Packard Company
165,000	4.650%, 12/9/2021	172,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (50.0%)	Value
Technology (1.0%) - continued
	Xilinx, Inc., Convertible
$520,000	2.625%, 6/15/2017	$666,900

	Total	2,540,654

Transportation (0.6%)
	Delta Air Lines, Inc.
130,000	4.750%, 5/7/2020[c]	131,625
	Hertz Corporation
1,080,000	6.750%, 4/15/2019	1,123,200
	United Air Lines, Inc.
236,614	10.400%, 11/1/2016	270,048

	Total	1,524,873

U.S. Government and Agencies (0.1%)
	Petrobras International Finance Company
335,000	3.500%, 2/6/2017	343,872

	Total	343,872

Utilities (2.9%)
	AES Corporation
1,080,000	7.375%, 7/1/2021[e]	1,201,500
	CenterPoint Energy, Inc.
255,000	6.500%, 5/1/2018	302,775
	CenterPoint Energy, Inc., Convertible, 2.000%
18,525	3.375%, 9/15/2012	677,320
	Energy Transfer Partners, LP
170,000	5.200%, 2/1/2022	182,055
170,000	6.500%, 2/1/2042	182,179
	Enterprise Products Operating, LLC
1,000,000	7.034%, 1/15/2068	1,070,000
	NGPL PipeCo, LLC
1,080,000	9.625%, 6/1/2019[e]	1,158,300
	NiSource Finance Corporation
650,000	6.125%, 3/1/2022	762,538
	Southern California Edison Company
1,300,000	6.250%, 8/1/2049[g]	1,357,980
	Southern Union Company
300,000	3.483%, 11/1/2066[d]	244,125
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	617,851

	Total	7,756,623

	Total Long-Term Fixed Income (cost $131,197,377)	133,168,375

Shares	Common Stock (36.8%)
Consumer Discretionary (2.8%)
16,700	Buckle, Inc.[h]	660,819
16,200	DIRECTV[i]	790,884
28,600	Gap, Inc.	782,496
21,100	Home Depot, Inc.	1,118,089
20,600	Macy's, Inc.	707,610
29,600	Mattel, Inc.	960,224
8,900	McDonald's Corporation	787,917
13,900	Ross Stores, Inc.	868,333
20,700	TJX Companies, Inc.	888,651

	Total	7,565,023

Consumer Staples (3.6%)
9,100	Brown-Forman Corporation	881,335
15,900	Church & Dwight Company, Inc.	881,973
20,900	Coca-Cola Company	1,634,171
9,200	Colgate-Palmolive Company	957,720
8,500	Herbalife, Ltd.	410,805
12,900	Hormel Foods Corporation	392,418
18,000	Nu Skin Enterprises, Inc.	844,200
22,500	Philip Morris International, Inc.	1,963,350
26,800	Unilever NV ADR	893,780
11,800	Wal-Mart Stores, Inc.	822,696

	Total	9,682,448

Energy (4.4%)
27,700	Chevron Corporation	2,922,350
28,200	ConocoPhillips	1,575,816
12,200	Ecopetrol SA ADR[h]	680,638
28,200	Exxon Mobil Corporation	2,413,074
37,000	First Trust Energy Income and Growth Fund[h]	1,129,240
25,800	Kinder Morgan, Inc.	831,276
16,000	Murphy Oil Corporation	804,640
10,600	Occidental Petroleum Corporation	909,162
18,200	Statoil ASA	434,252

	Total	11,700,448

Financials (10.0%)
21,600	Aflac, Inc.	919,944
46,311	Annaly Capital Management, Inc.	777,098
142,000	Anworth Mortgage Asset Corporation	1,001,100
116,500	Ares Capital Corporation	1,859,340
21,100	Assurant, Inc.	735,124
12,800	Bank of Montreal	707,328
10,100	Berkshire Hathaway, Inc.[i]	841,633
15,800	Capital One Financial Corporation	863,628
27,400	CBOE Holdings, Inc.	758,432
65,000	CYS Investments, Inc.	895,050
120,000	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	996,000
92,350	Invesco Mortgage Capital, Inc.	1,693,699
58,500	iPath S&P 500 VIX Short-Term Futures ETN[h,i]	889,785
30,500	J.P. Morgan Chase & Company	1,089,765
75,600	MFA Financial, Inc.	596,484
84,500	NFJ Dividend Interest & Premium Strategy Fund	1,418,755
8,500	ProAssurance Corporation	757,265
35,000	Progressive Corporation	729,050
14,300	Reinsurance Group of America, Inc.	760,903
104,500	Solar Capital, Ltd.	2,326,170
11,100	Torchmark Corporation	561,105
158,100	Two Harbors Investment Corporation	1,637,916
40,400	U.S. Bancorp	1,299,264

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Shares	Common Stock (36.8%)	Value
Financials (10.0%) - continued
56,900	UBS AG ADR[i]	$666,299
57,900	Wells Fargo & Company	1,936,176

	Total	26,717,313

Health Care (3.6%)
26,100	Abbott Laboratories	1,682,667
36,200	Eli Lilly and Company	1,553,342
22,900	Forest Laboratories, Inc.[i]	801,271
10,200	Henry Schein, Inc.[i]	800,598
26,800	Medtronic, Inc.	1,037,964
5,800	Novo Nordisk A/S ADR	842,972
96,700	PDL BioPharma, Inc.[h]	641,121
36,428	Pfizer, Inc.	837,844
23,000	UnitedHealth Group, Inc.	1,345,500

	Total	9,543,279

Industrials (3.9%)
12,100	3M Company	1,084,160
140,500	Alerian MLP ETF[h]	2,245,190
29,600	Copart, Inc.[i]	701,224
9,600	Dun & Bradstreet Corporation	683,232
13,200	Emerson Electric Company	614,856
14,900	JB Hunt Transport Services, Inc.	888,040
37,200	Knight Transportation, Inc.	594,828
11,300	Lockheed Martin Corporation	984,004
15,000	Northrop Grumman Corporation	956,850
2,300	Precision Castparts Corporation	378,327
5,000	United Parcel Service, Inc.	393,800
16,100	Verisk Analytics, Inc.[i]	793,086

	Total	10,317,597

Information Technology (3.3%)
15,300	Accenture plc	919,377
800	Apple, Inc.[i]	467,200
43,000	Intel Corporation	1,145,950
7,300	International Business Machines Corporation	1,427,734
2,100	MasterCard, Inc.	903,231
73,300	Microsoft Corporation	2,242,247
7,700	Visa, Inc.	951,951
7,200	VMware, Inc.[i]	655,488

	Total	8,713,178

Materials (2.0%)
2,300	CF Industries Holdings, Inc.	445,602
26,600	Gold Resource Corporation[h]	691,334
4,800	Monsanto Company	397,344
39,000	Newmont Mining Corporation	1,891,890
8,900	PPG Industries, Inc.	944,468
27,400	Southern Copper Corporation	863,374

	Total	5,234,012

Telecommunications Services (1.7%)
40,200	AT&T, Inc.	1,433,532
11,600	Philippine Long Distance Telephone Company ADR	737,760
24,400	Telekomunikasi Indonesia Tbk PT ADR	849,852
9,200	Verizon Communications, Inc.	408,848
38,600	Vodafone Group plc ADR	1,087,748

	Total	4,517,740

Utilities (1.5%)
11,300	Consolidated Edison, Inc.	702,747
37,800	Enersis SA ADR	706,860
8,900	Northwest Natural Gas Company	423,640
40,700	Questar Corporation	849,002
27,700	Southern Company	1,282,510

	Total	3,964,759

	Total Common Stock (cost $93,862,206)	97,955,797

	Preferred Stock (1.4%)
Financials (0.9%)
10,000	ING Groep NV, 8.500%[g]	254,600
19,500	PNC Financial Services Group, Inc., 6.125%[g,i]	513,825
15,000	Royal Bank of Scotland Group plc, 7.250%[g]	294,750
52,000	U.S. Bancorp, 6.500%[g]	1,486,160

	Total	2,549,335

Industrials (0.5%)
5,525	Stanley Black & Decker, Inc., Convertible, 4.750%	646,480
13,000	United Technologies Corporation, Convertible, 7.500%[i]	684,970

	Total	1,331,450

	Total Preferred Stock (cost $3,617,363)	3,880,785

	Collateral Held for Securities Loaned (2.7%)
7,090,325	Thrivent Financial Securities Lending Trust	7,090,325

	Total Collateral Held for Securities Loaned (cost $7,090,325)	7,090,325

Principal Amount	Short-Term Investments (6.1%)[j]
	Federal Home Loan Bank Discount Notes
7,000,000	0.080%, 7/11/2012[k]	6,999,829
5,000,000	0.095%, 7/13/2012[k]	4,999,829
	Federal National Mortgage Association Discount Notes
1,200,000	0.120%, 7/18/2012[k,l]	1,199,928
	Liberty Street Funding, LLC
3,000,000	0.100%, 7/2/2012[e,k]	2,999,983

	Total Short-Term Investments (at amortized cost)	16,199,569

	Total Investments (cost $271,041,359) 104.1%	$277,250,751

	Other Assets and Liabilities, Net (4.1%)	(11,028,596)

	Total Net Assets 100.0%	$266,222,155

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of June 29, 2012.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2012, the value of these investments was $28,578,274 or 10.7% of total net assets.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of June 29, 2012.

Security	Acquisition Date	Cost
Wachovia Bank Commercial Mortgage Trust	4/25/2007	$1,100,000

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	All or a portion of the security is on loan.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
l	At June 29, 2012, $1,099,934 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.
ETN	-	Exchange Traded Note.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,469,094
Gross unrealized depreciation	(6,608,014)

Net unrealized appreciation (depreciation)	$5,861,080

Cost for federal income tax purposes	$271,389,671

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2012, in valuing Diversified Income Plus Fund's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,711,178	—	1,711,178	—
Communications Services	6,293,096	—	6,293,096	—
Consumer Cyclical	1,585,339	—	1,585,339	—
Consumer Non-Cyclical	3,892,950	—	3,892,950	—
Energy	792,912	—	792,912	—
Financials	786,400	—	786,400	—
Technology	2,315,194	—	2,315,194	—
Transportation	795,495	—	795,495	—
Utilities	783,336	—	783,336	—
Long-Term Fixed Income
Asset-Backed Securities	3,274,853	—	3,274,853	—
Basic Materials	6,095,583	—	6,095,583	—
Capital Goods	4,968,916	—	4,968,916	—
Collateralized Mortgage Obligations	24,622,081	—	24,622,081	—
Commercial Mortgage-Backed
Securities	3,676,989	—	3,676,989	—
Communications Services	12,908,100	—	12,908,100	—
Consumer Cyclical	10,456,998	—	10,456,998	—
Consumer Non-Cyclical	9,917,994	—	9,917,994	—
Energy	8,873,423	—	8,873,423	—
Financials	30,026,246	—	30,026,246	—
Mortgage-Backed Securities	6,181,170	—	6,181,170	—
Technology	2,540,654	—	2,540,654	—
Transportation	1,524,873	—	1,524,873	—
U.S. Government and Agencies	343,872	—	343,872	—
Utilities	7,756,623	—	7,756,623	—
Common Stock
Consumer Discretionary	7,565,023	7,565,023	—	—
Consumer Staples	9,682,448	9,682,448	—	—
Energy	11,700,448	11,700,448	—	—
Financials	26,717,313	26,717,313	—	—
Health Care	9,543,279	9,543,279	—	—
Industrials	10,317,597	10,317,597	—	—
Information Technology	8,713,178	8,713,178	—	—
Materials	5,234,012	5,234,012	—	—
Telecommunications Services	4,517,740	4,517,740	—	—
Utilities	3,964,759	3,964,759	—	—
Preferred Stock
Financials	2,549,335	2,549,335	—	—
Industrials	1,331,450	1,331,450	—	—
Collateral Held for Securities Loaned	7,090,325	7,090,325	—	—
Short-Term Investments	16,199,569	—	16,199,569	—

Total	$277,250,751	$108,926,907	$168,323,844	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	90,021	90,021	—	—

Total Asset Derivatives	$90,021	$90,021	$—	$—

Liability Derivatives
Futures Contracts	322,449	322,449	—	—

Total Liability Derivatives	$322,449	$322,449	$—	$—

There were no significant transfers between the Levels during the period ended June 29, 2012. Transfers between the levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012 (unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	39	September 2012	$4,825,150	$4,834,781	$9,631
10-Yr. U.S. Treasury Bond Futures	(10)	September 2012	(1,327,001)	(1,333,750)	(6,749)
S&P 500 Index Futures	(34)	September 2012	(11,213,700)	(11,529,400)	(315,700)
S&P 500 Index Mini-Futures	43	September 2012	2,835,870	2,916,260	80,390
Total Futures Contracts					($232,428)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2012, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,631
Total Interest Rate Contracts		9,631
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	80,390
Total Equity Contracts		80,390

Total Asset Derivatives		$90,021

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	315,700
Total Equity Contracts		315,700
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,749
Total Interest Rate Contracts		6,749

Total Liability Derivatives		$322,449

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2012, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(128,584)
Futures	Net realized gains/(losses) on Futures contracts	1,336,773
Total Equity Contracts		1,208,189
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,059
Total Interest Rate Contracts		2,059

Total		$1,210,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of June 29, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2012, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,368
Total Interest Rate Contracts		6,368
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	28,200
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(354,370)
Total Equity Contracts		(326,170)

Total		($319,802)

The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended June 29, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$10,641,370	4.4%	21
Interest Rate Contracts	6,199,574	2.5	N/A

*	Notional amount represents long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2011	Gross Purchases	Gross Sales	Shares Held at June 29, 2012	Value June 29, 2012	Income Earned January 1, 2012 - June 29, 2012
Thrivent Financial Securities Lending Trust	$7,698,775	$48,060,371	$48,668,821	7,090,325	$7,090,325	$54,635
Total Value and Income Earned	7,698,775				7,090,325	54,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of June 29, 2012 (unaudited)	Natural Resources Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$92,902,584	$54,484,481	$271,041,359
Investments in securities at value	85,862,151	56,642,402	270,160,426
Investments in affiliates at value	6,875,408	—	7,090,325
Investments at Value	92,737,559	56,642,402	277,250,751
Cash	4,038,908	1,649,065	2,776,146
Dividends and interest receivable	58,034	105,539	2,086,409
Prepaid expenses	19,462	14,321	15,080
Receivable for investments sold	—	—	1,112,041
Receivable for fund shares sold	17,106	61,922	315,110
Receivable for variation margin	—	40,800	76,154
Total Assets	96,871,069	58,514,049	283,631,691
Liabilities
Distributions payable	—	6,459	132,169
Accrued expenses	26,539	19,034	67,930
Payable for investments purchased	—	—	9,514,309
Payable upon return of collateral for securities loaned	6,875,408	—	7,090,325
Payable for fund shares redeemed	4,812	62,795	123,647
Payable for variation margin	—	—	297,227
Payable to affiliate	63,759	35,463	178,586
Mortgage dollar roll deferred revenue	—	—	5,343
Total Liabilities	6,970,518	123,751	17,409,536
Net Assets
Capital stock (beneficial interest)	105,431,267	58,443,408	274,491,701
Accumulated undistributed net investment income/(loss)	321,004	(5,645)	352,395
Accumulated undistributed net realized gain/(loss)	(15,686,480)	(2,249,794)	(14,598,905)
Net unrealized appreciation/(depreciation) on:
Investments	(165,025)	2,157,921	6,209,392
Futures contracts	—	44,408	(232,428)
Foreign currency transactions	(215)	—	—
Total Net Assets	$89,900,551	$58,390,298	$266,222,155
Class A Share Capital	$14,761,543	$24,722,517	$235,742,734
Shares of beneficial interest outstanding (Class A)	1,692,781	2,665,957	35,894,678
Net asset value per share	$8.72	$9.27	$6.57
Maximum public offering price	$9.23	$9.81	$6.88
Institutional Class Share Capital	$75,139,008	$33,667,781	$30,479,421
Shares of beneficial interest outstanding (Institutional Class)	8,599,729	3,626,986	4,670,384
Net asset value per share	$8.74	$9.28	$6.53

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the six months ended June 29, 2012 (unaudited)	Natural Resources Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$839,092	$746,305	$1,803,643
Taxable interest	1,449	92,707	4,303,255
Income from mortgage dollar rolls	—	—	108,063
Income from securities loaned	2,842	—	54,635
Foreign tax withholding	(6,600)	(13,297)	(33,497)
Total Investment Income	836,783	825,715	6,236,099
Expenses
Adviser fees	394,894	179,974	661,454
Administrative service fees	44,872	40,538	59,053
Audit and legal fees	10,229	9,471	10,994
Custody fees	3,022	7,365	11,869
Distribution expenses Class A	19,728	28,593	271,641
Insurance expenses	1,998	1,812	2,302
Printing and postage expenses Class A	8,627	6,951	35,124
Printing and postage expenses Institutional Class	329	293	1,272
SEC and state registration expenses	13,004	14,869	24,352
Transfer agent fees Class A	35,565	27,786	120,968
Transfer agent fees Institutional Class	782	1,099	7,631
Trustees' fees	2,864	1,796	7,036
Other expenses	3,966	5,242	9,344
Total Expenses Before Reimbursement	539,880	325,789	1,223,040
Less:
Reimbursement from adviser	(37,250)	(63,601)	(67,816)
Custody earnings credit	(452)	(651)	(492)
Total Net Expenses	502,178	261,537	1,154,732
Net Investment Income/(Loss)	334,605	564,178	5,081,367
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,237,764	977,785	2,589,674
Written option contracts	—	(120,738)	(128,584)
Futures contracts	327,863	502,916	1,338,832
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,854,550)	2,084,758	8,750,399
Written option contracts	—	49,715	28,200
Futures contracts	—	(51,430)	(348,002)
Foreign currency transactions	(10)	—	—
Net Realized and Unrealized Gains/(Losses)	(8,288,933)	3,443,006	12,230,519
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(7,954,328)	$4,007,184	$17,311,886

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Natural Resources Fund		Equity Income Plus Fund
For the periods ended	6/29/2012 (unaudited)	12/31/2011	6/29/2012 (unaudited)	12/31/2011
Operations
Net investment income/(loss)	$334,605	$1,285,012	$564,178	$827,304
Net realized gains/(losses)	1,565,627	(2,037,646)	1,359,963	1,150,125
Change in net unrealized appreciation/(depreciation)	(9,854,560)	1,908,080	2,083,043	(3,578,395)
Net Change in Net Assets Resulting From Operations	(7,954,328)	1,155,446	4,007,184	(1,600,966)
Distributions to Shareholders
From net investment income Class A	—	(126,370)	(211,693)	(283,040)
From net investment income Institutional Class	—	(1,160,744)	(350,858)	(542,201)

Total From Net Investment Income	—	(1,287,114)	(562,551)	(825,241)

From return of capital Class A	—	(148,806)	—	—
From return of capital Institutional Class	—	(949,444)	—	—

Total From Return of Capital	—	(1,098,250)	—	—

Total Distributions to Shareholders	—	(2,385,364)	(562,551)	(825,241)
Capital Stock Transactions
Class A
Sold	2,499,630	4,692,101	4,386,840	15,128,610
Distributions reinvested	15	269,430	202,474	270,506
Redeemed	(1,665,264)	(4,112,595)	(2,257,630)	(4,998,131)

Total Class A Capital Stock Transactions	834,381	848,936	2,331,684	10,400,985

Institutional Class
Sold	6,907,016	1,516,978	1,057,748	2,178,331
Distributions reinvested	—	2,101,521	349,205	540,182
Redeemed	(22,121,638)	(1,228,447)	(316,844)	(823,321)

Total Institutional Class Capital Stock Transactions	(15,214,622)	2,390,052	1,090,109	1,895,192

Capital Stock Transactions	(14,380,241)	3,238,988	3,421,793	12,296,177
Net Increase/(Decrease) in Net Assets	(22,334,569)	2,009,070	6,866,426	9,869,970
Net Assets, Beginning of Period	112,235,120	110,226,050	51,523,872	41,653,902
Net Assets, End of Period	$89,900,551	$112,235,120	$58,390,298	$51,523,872
Accumulated Undistributed Net Investment Income/(Loss)	$321,004	$(13,601)	$(5,645)	$(7,272)
Capital Stock Share Transactions
Class A shares
Sold	254,988	469,923	476,032	1,645,748
Distributions reinvested	2	27,392	21,574	30,425
Redeemed	(172,077)	(419,807)	(242,622)	(555,496)

Total Class A shares	82,913	77,508	254,984	1,120,677

Institutional Class shares
Sold	708,359	151,459	114,574	242,529
Distributions reinvested	—	214,073	37,141	60,458
Redeemed	(2,223,665)	(128,203)	(34,683)	(89,353)

Total Institutional Class shares	(1,515,306)	237,329	117,032	213,634

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Diversified Income Plus Fund
For the periods ended	6/29/2012 (unaudited)	12/31/2011
Operations
Net investment income/(loss)	$5,081,367	$8,789,521
Net realized gains/(losses)	3,799,922	4,770,603
Change in net unrealized appreciation/(depreciation)	8,430,597	(10,307,119)
Net Change in Net Assets Resulting From Operations	17,311,886	3,253,005
Distributions to Shareholders
From net investment income Class A	(4,399,288)	(8,627,092)
From net investment income Institutional Class	(529,922)	(627,818)

Total From Net Investment Income	(4,929,210)	(9,254,910)

Total Distributions to Shareholders	(4,929,210)	(9,254,910)
Capital Stock Transactions
Class A
Sold	36,131,889	56,792,312
Distributions reinvested	3,579,020	6,974,619
Redeemed	(15,704,938)	(29,143,212)

Total Class A Capital Stock Transactions	24,005,971	34,623,719

Institutional Class
Sold	14,381,514	14,238,118
Distributions reinvested	522,480	617,568
Redeemed	(2,961,988)	(4,792,748)

Total Institutional Class Capital Stock Transactions	11,942,006	10,062,938

Capital Stock Transactions	35,947,977	44,686,657
Net Increase/(Decrease) in Net Assets	48,330,653	38,684,752
Net Assets, Beginning of Period	217,891,502	179,206,750
Net Assets, End of Period	$266,222,155	$217,891,502
Accumulated Undistributed Net Investment Income/(Loss)	$352,395	$200,238
Capital Stock Share Transactions
Class A shares
Sold	5,561,869	8,858,447
Distributions reinvested	549,253	1,095,674
Redeemed	(2,423,771)	(4,588,029)

Total Class A shares	3,687,351	5,366,092

Institutional Class shares
Sold	2,237,213	2,265,401
Distributions reinvested	80,625	97,835
Redeemed	(458,844)	(765,349)

Total Institutional Class shares	1,858,994	1,597,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of the date of this report, the Trust is divided into twenty-five separate series (each, a “Fund” and, collectively, the "Funds"), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, two hybrid funds, six fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s twenty-five Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

(A) Share Classes – As of June 29, 2012, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The Board has delegated responsibility for daily valuation to each Fund’s investment adviser (“Thrivent Asset Mgt.” or the “Adviser”). The Adviser has formed a Portfolio Compliance and Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review, among other things, price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) standards require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The standards define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed-income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of June 29, 2012, no Funds held these types of Level 3 securities.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Funds are exposed to counterparty risk equal to the discounted net amount of payments to the Funds. During the six months ended June 29, 2012, no Funds engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts, as well as certain foreign countries. As of June 29, 2012, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2008 through 2011. Additionally, as of June 29, 2012, the tax year ended December 31, 2007 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of June 29, 2012, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Natural Resources Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options – All Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the over-the-counter option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 29, 2012, Equity Income Plus Fund and Diversified Income Plus Fund engaged in exchange-traded options.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended June 29, 2012, Natural Resources Fund, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection buyer or the protection seller.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Funds’ Schedules of Investments for additional information as of June 29, 2012. During the six months ended June 29, 2012, no Funds engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds transfer mortgage securities to a counterparty and simultaneously agree to the return of similar (same type and coupon) securities at a later date at an agreed upon price. The Funds maintain liquid securities having a value not less than the agreed upon price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to accept on return may decline below the agreed upon price of those securities.

During the term of the agreement, the Funds forgo principal and interest paid on the mortgage securities transferred. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new return date and agreed upon price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. The recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the six months ended June 29, 2012, Diversified Income Plus Fund engaged in this type of transaction.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the six months ended June 29, 2012, Natural Resources Fund and Diversified Income Plus Fund had securities on loan. As of June 29, 2012, the value of securities on loan is as follows:

Fund	Securities on Loan
Natural Resources	$7,007,819
Diversified Income Plus	6,941,239

(N) When-Issued and Delayed Delivery Transactions Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

Operations and received upon maturity or sale of the security. During the six months ended June 29, 2012, no Funds covered in this shareholder report engaged in this type of transaction.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the adviser or subadviser to be creditworthy. During the six months ended June 29, 2012, no Funds engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 29, 2012, no Funds engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(U) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

(V) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions, such as derivatives, eligible for offset in the Statement of Assets and Liabilities or are subject to a master netting arrangement or similar agreement. The disclosures required by ASU 2011-11 will be effective any reporting period (annual or quarterly interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Fund's financial statements.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Natural Resources	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Equity Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements – As of June 29, 2012, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Natural Resources	1.30%	N/A	2/28/2013
Equity Income Plus	1.15%	0.80%	2/28/2013
Diversified Income Plus	1.00%[1]	N/A	2/28/2013

[1]	Prior contractual expense cap of 0.95% expired on February 28, 2012.

The Funds covered in this shareholder report may invest cash in High Yield Fund, subject to certain limitations. During the six months ended June 29, 2012, none of the Funds covered in this shareholder report invested in High Yield Fund. This related-party transaction is subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the six months ended June 29, 2012, Thrivent Investment Mgt. received $461,934 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended June 29, 2012, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $144,463 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended June 29, 2012, Thrivent Investor Services received $196,549 for transfer agent services from the Funds covered in this shareholder report.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $8,067 in fees from the Funds covered in this shareholder report for the six months ended June 29, 2012. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings are finalized. Therefore, as of June 29, 2012, tax-basis balances have not been determined.

At December 31, 2011, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Natural Resources	$3,770,133	2016
	7,987,053	2017

	$11,757,186

Equity Income Plus	1,949,514	2016
	1,490,521	2017

	$3,440,035

Diversified Income Plus	11,423,854	2016
	6,421,989	2017

	$17,845,843

Capital losses generated during the year ending December 31, 2011, and later, are subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act made several changes to the tax rules that impact the Funds. Under the Act, if capital losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

At December 31, 2011, the following Fund had accumulated net realized capital loss carryovers subject to the Act, as follows:

Fund	Capital Loss Carryover	Tax Character
Natural Resources	$1,453,421	Short-term
Natural Resources	3,802,917	Long-term

	$5,256,338

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 29, 2012, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Natural Resources	$14,749	$27,246
Equity Income Plus	50,154	42,235
Diversified Income Plus	173,404	127,436

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$44,911	$47,570

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 29, 2012, the following Fund held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	1	0.39%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Thrivent Mutual Funds

Notes to Financial Statements

As of June 29, 2012

(unaudited)

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 29, 2012, were as follows:

	Number of Contracts	Premium Amount
Equity Income Plus
Balance at December 31, 2011	515	$100,933
Opened	278	305,256
Closed	(793)	(406,189)
Expired	—	—
Exercised	—	—

Balance at June 29, 2012	—	$—

Diversified Income Plus
Balance at December 31, 2011	120	$68,200
Opened	200	274,000
Closed	(320)	(342,200)
Expired	—	—
Exercised	—	—

Balance at June 29, 2012	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. Pursuant to these procedures, during the six months ended June 29, 2012, the Funds covered in this shareholder report did not engage in these transactions.

(7) RELATED PARTY TRANSACTIONS

As of June 29, 2012, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
NATURAL RESOURCES FUND(c)
Class A Shares
Period Ended 6/29/2012 (unaudited)	$9.57	$0.02	$(0.87)	$(0.85)	$—	$—	$—
Year Ended 12/31/2011	9.66	0.08	0.01	0.09	(0.09)	—	(0.09)
Year Ended 12/31/2010	7.79	0.11	1.98	2.09	(0.18)	—	(0.04)
Year Ended 12/31/2009	6.36	0.19	1.50	1.69	(0.18)	—	(0.08)
Year Ended 12/31/2008	10.56	0.23	(4.05)	(3.82)	(0.22)	—	(0.16)
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)
Institutional Class Shares
Period Ended 6/29/2012 (unaudited)	9.57	0.04	(0.87)	(0.83)	—	—	—
Year Ended 12/31/2011	9.66	0.12	—	0.12	(0.12)	—	(0.09)
Year Ended 12/31/2010	7.80	0.13	1.98	2.11	(0.21)	—	(0.04)
Year Ended 12/31/2009	6.34	0.20	1.53	1.73	(0.19)	—	(0.08)
Year Ended 12/31/2008	10.56	0.25	(4.06)	(3.81)	(0.25)	—	(0.16)
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)

EQUITY INCOME PLUS FUND
Class A Shares
Period Ended 6/29/2012 (unaudited)	8.70	0.08	0.57	0.65	(0.08)	—	—
Year Ended 12/31/2011	9.08	0.13	(0.38)	(0.25)	(0.13)	—	—
Year Ended 12/31/2010	7.98	0.13	1.12	1.25	(0.15)	—	—
Year Ended 12/31/2009	7.03	0.13	0.95	1.08	(0.13)	—	—
Year Ended 12/31/2008(d)	10.00	0.18	(2.97)	(2.79)	(0.17)	—	(0.01)
Institutional Class Shares
Period Ended 6/29/2012 (unaudited)	8.71	0.10	0.57	0.67	(0.10)	—	—
Year Ended 12/31/2011	9.08	0.16	(0.37)	(0.21)	(0.16)	—	—
Year Ended 12/31/2010	7.98	0.17	1.11	1.28	(0.18)	—	—
Year Ended 12/31/2009	7.04	0.16	0.94	1.10	(0.16)	—	—
Year Ended 12/31/2008(d)	10.00	0.18	(2.94)	(2.76)	(0.19)	—	(0.01)

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Period Ended 6/29/2012 (unaudited)	6.22	0.13	0.35	0.48	(0.13)	—	—
Year Ended 12/31/2011	6.39	0.27	(0.15)	0.12	(0.29)	—	—
Year Ended 12/31/2010	5.83	0.33	0.54	0.87	(0.31)	—	—
Year Ended 12/31/2009	4.68	0.32	1.11	1.43	(0.28)	—	—
Year Ended 12/31/2008	6.48	0.30	(1.78)	(1.48)	(0.32)	—	—
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—
Institutional Class Shares
Period Ended 6/29/2012 (unaudited)	6.19	0.15	0.33	0.48	(0.14)	—	—
Year Ended 12/31/2011	6.36	0.29	(0.15)	0.14	(0.31)	—	—
Year Ended 12/31/2010	5.81	0.36	0.52	0.88	(0.33)	—	—
Year Ended 12/31/2009	4.67	0.35	1.09	1.44	(0.30)	—	—
Year Ended 12/31/2008	6.47	0.31	(1.76)	(1.45)	(0.35)	—	—
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Prior to October 10, 2011, Fund was the "Real Estate Securities Fund" and invested at least 80% of its net assets in issuers primarily engaged in the U.S. real estate industry.
(d)	Since fund inception, February 29, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio Turnover Rate
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)
$—	$8.72	(8.88)%	$14.8	1.30%	0.41%	1.77%	(0.06)%	15%
(0.18)	9.57	0.85%	15.4	1.30%	0.77%	1.70%	0.37%	92%
(0.22)	9.66	27.15%	14.8	1.29%	1.17%	1.81%	0.66%	18%
(0.26)	7.79	28.55%	10.8	1.25%	3.09%	2.23%	2.11%	20%
(0.38)	6.36	(37.16)%	8.4	1.25%	2.50%	1.73%	2.02%	49%
(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%

—	8.74	(8.67)%	75.1	0.96%	0.73%	0.96%	0.73%	15%
(0.21)	9.57	1.21%	96.8	0.94%	1.15%	0.94%	1.15%	92%
(0.25)	9.66	27.38%	95.4	0.97%	1.47%	0.97%	1.47%	18%
(0.27)	7.80	28.97%	80.2	1.03%	3.24%	1.04%	3.23%	20%
(0.41)	6.34	(37.00)%	56.5	0.91%	2.73%	0.93%	2.72%	49%
(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%

(0.08)	9.27	7.49%	24.7	1.15%	1.84%	1.50%	1.49%	82%
(0.13)	8.70	(2.79)%	21.0	1.15%	1.47%	1.47%	1.15%	193%
(0.15)	9.08	15.83%	11.7	1.16%	1.90%	1.76%	1.29%	360%
(0.13)	7.98	15.74%	4.1	1.15%	1.92%	1.93%	1.14%	414%
(0.18)	7.03	(28.15)%	2.9	1.15%	2.35%	1.68%	1.82%	114%

(0.10)	9.28	7.66%	33.7	0.80%	2.18%	0.95%	2.03%	82%
(0.16)	8.71	(2.35)%	30.6	0.80%	1.80%	0.94%	1.66%	193%
(0.18)	9.08	16.23%	29.9	0.81%	2.09%	1.19%	1.70%	360%
(0.16)	7.98	15.97%	24.7	0.80%	2.28%	1.35%	1.73%	414%
(0.20)	7.04	(27.90)%	20.3	0.80%	2.56%	1.08%	2.28%	114%

(0.13)	6.57	7.74%	235.7	0.98%	4.20%	1.05%	4.13%	79%
(0.29)	6.22	1.78%	200.5	0.97%	4.29%	1.06%	4.20%	126%
(0.31)	6.39	15.24%	171.5	1.12%	5.62%	1.12%	5.61%	112%
(0.28)	5.83	31.50%	135.2	1.18%	6.32%	1.20%	6.30%	94%
(0.32)	4.68	(23.69)%	109.4	1.06%	5.02%	1.11%	4.97%	114%
(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%

(0.14)	6.53	7.81%	30.5	0.73%	4.50%	0.73%	4.50%	79%
(0.31)	6.19	2.18%	17.4	0.74%	4.53%	0.74%	4.52%	126%
(0.33)	6.36	15.57%	7.7	0.76%	5.92%	0.77%	5.92%	112%
(0.30)	5.81	31.97%	6.7	0.76%	6.71%	0.79%	6.69%	94%
(0.35)	4.67	(23.32)%	4.1	0.63%	5.42%	0.68%	5.37%	114%
(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory and Subadvisory Agreements

Under Section 15 of the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”), a majority of the members of which have no direct or indirect interest in the investment advisory or subadvisory agreements and are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”), must determine whether to approve any new advisory agreement (including any new subadvisory agreement) for any series of the Trust. In this regard, at an in person meeting held on May 22-23, 2012 (the “meeting”), the Board reviewed and approved a new investment subadvisory agreement (the “Subadvisory Agreement”) among the Trust (on behalf of each of Thrivent Partner Worldwide Allocation Fund (the “Worldwide Allocation Fund”) and the proposed Thrivent Partner Emerging Markets Equity Fund (the “EME Fund”, together with the Worldwide Allocation Fund, the “Funds”), Thrivent Asset Mgt. and DuPont Capital Management Corporation (“DuPont Capital”) with respect to managing a portion of the Worldwide Allocation Fund allocated to emerging market equity securities and the EME Fund. The Board also reviewed and approved a new investment advisory agreement (the “Advisory Agreement”) with Thrivent Asset Mgt. for the EME Fund. The Advisory Agreement with Thrivent Asset Mgt. and the Subadvisory Agreement with DuPont Capital are collectively referred to as the “Advisory Agreements.”

At the meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Thrivent Asset Mgt. and DuPont Capital and the approval of the Advisory Agreements. Prior to the meeting, the Independent Trustees conferred among themselves and with representatives of Thrivent Asset Mgt. about these matters. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they receive separate legal advice and with whom they met separately from Thrivent Asset Mgt. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented.

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services that are anticipated to be provided to the EME Fund by Thrivent Asset Mgt. under the Advisory Agreement and to both the Worldwide Allocation Fund and the EME Fund by DuPont Capital under the Subadvisory Agreement. Thrivent Financial began by discussing its rationale for recommending a new subadviser to manage the EME Fund and the portion of the Worldwide Allocation Fund dedicated to an emerging markets equity strategy. Management of Thrivent Asset Mgt. explained its process for selecting a new subadviser to recommend to the Board. The Board received and considered information about the investment strategies and investment processes for the Funds, about DuPont Capital and its history and experience with managing accounts utilizing an investment style and strategy similar to that proposed for the EME Fund and the allocated portion of the Worldwide Allocation Fund.

The Board evaluated the ability of Thrivent Asset Mgt. and DuPont Capital, based on their resources, reputation and other attributes, including research, advisory and supervisory capabilities. The Board considered the compliance program of Thrivent Asset Mgt. and the due diligence review of DuPont Capital’s compliance program discussed by the

Additional Information

(unaudited)

Trust’s Chief Compliance Officer. The Board considered Thrivent Asset Mgt.’s oversight of the Funds’ service providers, include DuPont Capital, if approved by the Board. The Board concluded that the nature, extent and quality of the investment advisory services anticipated to be provided by Thrivent Asset Mgt. and the subadvisory services anticipated to be provided by DuPont Capital supported approval of the Advisory Agreements.

Performance of the Funds

The Board noted that the EME Fund is newly formed and had no performance record. The Board also considered the performance of another account managed by DuPont Capital utilizing an investment style and strategy similar to that proposed for the EME Fund and the allocated portion of the Worldwide Allocation Fund, including how such account performed in relation to a benchmark index. Thrivent Asset Mgt. presented DuPont Capital’s risk-adjusted performance across the span of several years, relative to the MSCI Emerging Markets Index. The Board noted that DuPont Capital’s strategy delivered higher returns over time in comparison to the benchmark index.

Investment Advisory and Subadvisory Fees and Fund Expenses

The Board reviewed and considered the contractual advisory fee rate that would be payable by the EME Fund to Thrivent Asset Mgt. for investment advisory services. The Board also reviewed and considered the contractual investment subadvisory fee rate that would be payable by Thrivent Asset Mgt. to DuPont Capital for investment subadvisory services to the Funds. The Board reviewed the amount of the fees and considered that the subadvisory contract had been negotiated at arm’s length between Thrivent Asset Mgt. and DuPont Capital and that the markup for additional services to be provided by Thrivent Asset Mgt. was reasonable. In addition, the Board was informed of all material separate arrangements for unrelated services between DuPont Capital and Thrivent Asset Mgt. or its affiliates.

Cost of Services and Profitability

As part of the annual contract review process, the Board noted that it would have an opportunity to review profitability attributable to the Funds in the context of future annual contract renewals. The Board did not consider separate profitability information with respect to DuPont Capital, which is not affiliated with Thrivent Asset Mgt. The Board considered that the subadvisory fees payable to DuPont Capital had been negotiated on an arm’s-length basis and that DuPont Capital’s profitability from its relationship with the Funds was not a material factor in determining whether to approve the Subadvisory Agreement.

Economies of Scale and Breakpoints

The Board considered whether economies of scale might be realized as each Fund’s assets increase. It was noted that Thrivent Asset Mgt. had instituted, in the previous year, a breakpoint at the Worldwide Allocation Fund level (i.e., with respect to the investment advisory agreement between the Worldwide Allocation Fund and Thrivent Asset Mgt.) in contemplation of a merger of the previously existing Thrivent Partner International Stock Fund into the Worldwide Allocation Fund, which occurred on September 16, 2011. In addition, the expenses of the Worldwide Allocation Fund, at the time of the Board’s approval of the DuPont Capital Subadvisory Agreement, were subject to a contractual expense waiver. Regarding the EME Fund, Thrivent Asset Mgt. provided projected asset levels on a multi-year basis and agreed to institute a contractual waiver with respect to the Fund’s expenses. Thrivent Asset Mgt. also agreed to institute a breakpoint in the subadvisory fee that took into account the assets managed by DuPont Capital for all the Thrivent-sponsored mandates (i.e., the EME Fund, the portion of the Thrivent Partner Worldwide Allocation Portfolio and the portion of the Worldwide Allocation Fund).

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that Thrivent Asset Mgt. and its affiliates may receive as a result of their relationship with the Funds, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

Based on the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreements.

Thrivent Mutual Funds

Supplements to Prospectus dated February 28, 2012

With respect to

Thrivent Partner Worldwide Allocation Fund

Class A Shares and Institutional Class Shares

The summary sections of the prospectuses for Thrivent Partner Worldwide Allocation Fund (the “Fund”) are amended, effective July 27, 2012. The last paragraph of the “Principal Strategies” section of each Fund prospectus is deleted in its entirety and replaced with the following:

Principal Global Investors, LLC manages the international large-cap growth assets. Mercator Asset Management, LP manages the international large-cap value assets but also manages, to a lesser extent, emerging markets equity assets. Aberdeen Asset Managers Limited and DuPont Capital Management Corporation also manage the emerging markets equity assets. Victory Capital Management Inc. manages the international small- and mid-cap assets. Goldman Sachs Asset Management, L.P. manages the emerging markets debt assets. The Adviser manages the assets allocated to U.S. securities.

The “Investment Adviser(s)” paragraph is also amended to add DuPont Capital Management Corporation as an additional sub-adviser that Thrivent Asset Management, LLC has engaged to manage a portion of the Fund’s assets.

In addition, the “Portfolio Manager(s)” paragraph is also amended to add the following sentence: Rafi U. Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The non-summary sections of the prospectuses for the Fund are also amended, effective July 27, 2012. The following paragraph is added after the last full paragraph of page 92 of each prospectus:

The investment focus for DuPont Capital Management Corporation (“DuPont Capital”), one of the Fund’s subadvisers, is emerging markets equity assets. DuPont Capital seeks to identify emerging market companies trading at a discount relative to such companies’ estimated normalized earning potential by using in-depth fundamental analysis combined with top-down country-risk assessment. It attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with belowaverage risk relative to the broader emerging market equity universe.

The “Portfolio Management” section, which is underneath the “Management, Organization and Capital Structure” heading, with respect to the Fund is also revised. The first paragraph underneath “Thrivent Partner Worldwide Allocation Fund” is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. has engaged Mercator Asset Management, LP (“Mercator”), 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486; Principal Global Investors, LLC (“Principal”), 801 Grand Avenue, Des Moines, Iowa 50392; Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG; DuPont Capital Management Corporation (“DuPont Capital”), One Righter Parkway, Suite 3200, Wilmington, Delaware 19803; Victory Capital Management Inc. (“Victory”), 127 Public Square, Cleveland, OH 44114; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for Thrivent Partner Worldwide Allocation Fund.

In addition, the following paragraph is added after the fourth paragraph underneath “Thrivent Partner Worldwide Allocation Fund”:

DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company and is an independent registered investment adviser with a broadly diversified product offering. It was established in 1975 and became an SEC-registered investment adviser in 1993. As of December 31, 2011, DuPont Capital managed approximately $25.9 billion in assets, including separate accounts and mutual funds. Rafi U.

Thrivent Mutual Funds

Supplements to Prospectus dated February 28, 2012

Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The date of this Supplement is June 28, 2012.

Please include this Supplement with your Prospectus.

Thrivent Investment Management®

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

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Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

24042SAR R8-12

Item 2.	Code of Ethics

Not applicable to semiannual report

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Item 6.	Schedule of Investments

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There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 28, 2012	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 28, 2012	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 28, 2012	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer